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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                          CREDIT SUISSE BALANCED FUND

The following information supplements certain information contained in the fund's Prospectuses and Statement of Additional Information.

Effective April 1, 2002, Christopher F. Corapi will serve as Portfolio Manager of the equity portion of the fund. Mr. Corapi will be supported by the Credit Suisse Value Team. Mr. Corapi is the Head of U.S. Equities at CSAM, which he joined in July 2000 as a Managing Director. Previously, Mr. Corapi spent from 1991 until July 2000 in a number of positions at J.P. Morgan Investment Management ("JPMIM"). During his career at JPMIM, Mr. Corapi was a U.S. equity analyst with a concentration in the energy, basic industry, and consumer cyclical sectors, and last held the position of global head of emerging market equity research. Mr. Corapi holds a B.S. in Business Administration from Alfred University and is a Certified Public Accountant. Effective April 1, 2002, Roger
W. Vogel will no longer serve as Portfolio Manager of the equity portion of the fund. The team consisting of Gregg M. Diliberto, Jo Ann Corkran, Leland E. Crabbe and Jose A. Rodriguez will continue to manage the fixed income portion of the fund.

Dated: March 28, 2002                                                    16-0302
                                                                             for
                                                                           WPUSL
                                                                           ADBAL